DELAWARE GROUP INTERNATIONAL EQUITY FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
------------------------------------------------------------
 Average Annual Compounded Rate of Return:

                                n
                           P(1 + T) = ERV

      ONE
      YEAR
----------------
                    1
             $1000(1 - T) = $1,034.61


 T =           3.46%




     LIFE OF
      FUND
----------------
                        1.23561644
             $1000(1 - T) = $959.10


 T =            -3.32%

DELAWARE GROUP INTERNATIONAL EQUITY FUND B
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1995
--------------------------------------------------------------------------

 Average Annual Compounded Rate of Return:

                                n
                           P(1 + T) = ERV

      ONE
      YEAR
----------------
                    1
             $1000(1 - T) = $1,074.61


 T =           7.46%




     LIFE OF
      FUND
----------------
                        1.23561644
             $1000(1 - T) = $996.83


 T =            -.26%

DELAWARE GROUP INTERNATIONAL EQUITY FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                            $1,000.00
Beginning OFFER                                  $11.24
Initial Shares                                   88.968


   Fiscal       Beginning      Dividends        Reinvested       Cumulative
    Year         Shares       for Period          Shares           Shares
----------------------------------------------------------------------------
    1994         88.968         $0.060            0.453            89.421
----------------------------------------------------------------------------


Ending Shares                                    89.421
Ending NAV                                       $12.13
                                              ---------
                                              $1,084.68
Less CDSC                                        $40.00
                                              ---------
Investment Return                             $1,044.68


Total Return Performance
------------------------
Investment Return                             $1,044.68
Less Initial Investment                       $1,000.00
                                              ---------
                                                 $44.68/$1,000.00 x 100




Total Return:                                     4.47%

DELAWARE GROUP INTERNATIONAL EQUITY FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                         $1,000.00
Beginning OFFER                               $11.24
Initial Shares                                88.968


  Fiscal      Beginning      Dividends       Reinvested        Cumulative
   Year        Shares        for Period        Shares            Shares
--------------------------------------------------------------------------
  1994        88.968           $0.060          0.453            89.421
--------------------------------------------------------------------------


Ending Shares                                  89.421
Ending NAV                                     $12.13
                                            ---------
Investment Return                           $1,084.68


Total Return Performance
------------------------
Investment Return                            $1,084.68
Less Initial Investment                      $1,000.00
                                             ---------
                                                $84.68/$1,000.00 x 100




Total Return:                                    8.47%

DELAWARE GROUP INTERNATIONAL EQUITY FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                             $1,000.00
Beginning OFFER                                   $11.90
Initial Shares                                    84.034


  Fiscal        Beginning       Dividends        Reinvested     Cumulative
   Year           Shares        for Period         Shares         Shares
--------------------------------------------------------------------------
   1994          84.034           $0.615           4.557           88.591
--------------------------------------------------------------------------


Ending Shares                                     88.591
Ending NAV                                        $12.13
                                               ---------
                                               $1,074.61
Less CDSC                                         $40.00
                                               ---------
Investment Return                              $1,034.61


Total Return Performance
------------------------
Investment Return                              $1,034.61
Less Initial Investment                        $1,000.00
                                               ---------
                                                  $34.61/$1,000.00 x 100




Total Return:                                      3.46%

DELAWARE GROUP INTERNATIONAL EQUITY FUND B
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                       $1,000.00
Beginning OFFER                             $11.90
Initial Shares                              84.034


 Fiscal    Beginning      Dividends       Reinvested      Cumulative
  Year      Shares       for Period         Shares          Shares
--------------------------------------------------------------------------

  1994     84.034          $0.615            4.557          88.591
--------------------------------------------------------------------------


Ending Shares                               88.591
Ending NAV                                  $12.13
                                         ---------
Investment Return                        $1,074.61


Total Return Performance
------------------------
Investment Return                         $1,074.61
Less Initial Investment                   $1,000.00
                                          ---------
                                             $74.61/$1,000.00 x 100




Total Return:                                 7.46%

DELAWARE GROUP GLOBAL BOND FUND A
TOTAL RETURN PERFORMANCE
SIX MONTHS
--------------------------------------------------------------------------

Initial Investment                            $1,000.00
Beginning OFFER                                  $11.13
Initial Shares                                   89.847


   Fiscal       Beginning        Dividends        Reinvested     Cumulative
    Year         Shares         for Period          Shares         Shares
--------------------------------------------------------------------------
   1995         89.847           $0.360            3.014           92.861
--------------------------------------------------------------------------



Ending Shares                                     92.861
Ending NAV                                     x  $11.23
                                               ---------
Investment Return                              $1,042.83


Total Return Performance
------------------------
Investment Return                              $1,042.83
Less Initial Investment                        $1,000.00
                                               ---------
                                                  $42.83/$1,000.00 x 100




Total Return:                                      4.28%

DELAWARE GROUP GLOBAL BOND FUND A
TOTAL RETURN PERFORMANCE
NINE MONTHS
--------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning OFFER                                $10.68
Initial Shares                                 93.633


   Fiscal     Beginning        Dividends      Reinvested        Cumulative
    Year        Shares        for Period        Shares            Shares
--------------------------------------------------------------------------
   1995        93.633          $0.540           4.833            98.466
--------------------------------------------------------------------------

Ending Shares                                  98.466
Ending NAV                                  x  $11.23
                                            ---------
Investment Return                           $1,105.77

------------------------
Investment Return                          $1,105.77
Less Initial Investment                    $1,000.00
                                           ---------
                                             $105.77/$1,000.00 x 100




Total Return:                                  10.58%

DELAWARE GROUP GLOBAL BOND FUND B
 TOTAL RETURN PERFORMANCE
 SIX MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------

 Initial Investment                             $1,000.00
 Beginning OFFER                                   $10.60
 Initial Shares                                    94.340


   Fiscal      Beginning         Dividends      Reinvested       Cumulative
    Year         Shares         for Period        Shares           Shares
--------------------------------------------------------------------------
   1994         94.340            $0.324          2.842           97.182
--------------------------------------------------------------------------


 Ending Shares                                   97.182
 Ending NAV                                      $11.24
                                              ---------
                                              $1,092.33
 Less CDSC                                       $40.00
                                              ---------
 Investment Return                            $1,052.33


 Total Return Performance
 ------------------------
 Investment Return                            $1,052.33
 Less Initial Investment                      $1,000.00
                                              ---------
                                                 $52.33/$1,000.00 x 100




 Total Return:                                    5.23%

DELAWARE GROUP GLOBAL BOND FUND B
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                            $1,000.00
Beginning OFFER                                  $10.60
Initial Shares                                   94.340


   Fiscal      Beginning      Dividends        Reinvested      Cumulative
    Year        Shares       for Period          Shares          Shares
--------------------------------------------------------------------------
   1994         94.340         $0.324             2.842          97.182
--------------------------------------------------------------------------



Ending Shares                                    97.182
Ending NAV                                       $11.24
                                              ---------
Investment Return                             $1,092.33



Total Return Performance
------------------------
Investment Return                            $1,092.33
Less Initial Investment                      $1,000.00
                                             ---------
                                                $92.33/$1,000.00 x 100




Total Return:                                    9.23%

DELAWARE GROUP GLOBAL BOND FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                          $1,000.00
Beginning OFFER                                $10.19
Initial Shares                                 98.135


   Fiscal       Beginning      Dividends      Reinvested       Cumulative
    Year         Shares       for Period        Shares           Shares
--------------------------------------------------------------------------
   1994         98.135          $0.486          4.548           102.683
--------------------------------------------------------------------------


Ending Shares                                 102.683
Ending NAV                                     $11.24
                                            ---------
                                            $1,154.16
Less CDSC                                      $40.00
                                            ---------
Investment Return                           $1,114.16


Total Return Performance
------------------------
Investment Return                           $1,114.16
Less Initial Investment                     $1,000.00
                                            ---------
                                              $114.16/$1,000.00 x 100




Total Return:                                   11.42%

DELAWARE GROUP GLOBAL BOND FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                            $1,000.00
Beginning OFFER                                  $10.19
Initial Shares                                   98.135


   Fiscal       Beginning      Dividends      Reinvested      Cumulative
    Year         Shares       for Period        Shares          Shares
--------------------------------------------------------------------------
   1994         98.135          $0.486           4.548           102.683
--------------------------------------------------------------------------


Ending Shares                                  102.683
Ending NAV                                      $11.24
                                            ----------
Investment Return                            $1,154.16


Total Return Performance
------------------------
Investment Return                            $1,154.16
Less Initial Investment                      $1,000.00
                                             ---------
                                               $154.16/$1,000.00 x 100




Total Return:                                   15.42%

DELAWARE GROUP GLOBAL BOND FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
SIX MONTHS
--------------------------------------------------------------------------

Initial Investment                            $1,000.00
Beginning OFFER                                  $10.61
Initial Shares                                   94.251


   Fiscal       Beginning         Dividends     Reinvested     Cumulative
    Year         Shares          for Period       Shares         Shares
--------------------------------------------------------------------------
   1995          94.251            $0.360         3.154          97.405
--------------------------------------------------------------------------

Ending Shares                                    97.405
Ending NAV                                    x  $11.27
                                              ---------
Investment Return                             $1,097.75


Total Return Performance
------------------------
Investment Return                             $1,097.75
Less Initial Investment                       $1,000.00
                                              ---------
                                                 $97.75/$1,000.00 x 100




Total Return:                                      9.78%

DELAWARE GROUP GLOBAL BOND FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
NINE MONTHS
--------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                                 $10.18
Initial Shares                                  98.232

   Fiscal       Beginning         Dividends     Reinvested     Cumulative
    Year         Shares          for Period       Shares         Shares
--------------------------------------------------------------------------
   1995          98.232            $0.540         5.060          103.292
--------------------------------------------------------------------------



Ending Shares                                  103.292
Ending NAV                              x       $11.27
                                           -----------
Investment Return                            $1,164.10



------------------------
Investment Return                            $1,164.10
Less Initial Investment                      $1,000.00
                                           -----------
                                               $164.10 / $1,000.00 x 100



Total Return:                                   16.41%

DELAWARE GROUP GLOBAL ASSETS FUND A
TOTAL RETURN PERFORMANCE
SIX MONTHS
--------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                                 $11.65
Initial Shares                                  85.837

   Fiscal       Beginning         Dividends     Reinvested     Cumulative
    Year         Shares          for Period       Shares         Shares
--------------------------------------------------------------------------
   1995          85.837            $0.160        1.203          87.040
--------------------------------------------------------------------------

Ending Shares                                   87.040
Ending NAV                              x       $11.89
                                           -----------
Investment Return                            $1,034.91


Total Return Performance
------------------------
Investment Return                            $1,034.91
Less Initial Investment                      $1,000.00
                                           -----------
                                                $34.91 / $1,000.00 x 100



Total Return:                                    3.49%

DELAWARE GROUP GLOBAL ASSETS FUND A
TOTAL RETURN PERFORMANCE
NINE MONTHS
--------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                                 $10.82
Initial Shares                                  92.421


   Fiscal       Beginning         Dividends     Reinvested     Cumulative
    Year         Shares          for Period       Shares         Shares
--------------------------------------------------------------------------
    1995         92.421            $0.240        2.002           94.423
--------------------------------------------------------------------------

Ending Shares                                   94.423
Ending NAV                              x       $11.89
                                           -----------
Investment Return                            $1,122.69

------------------------
Investment Return                            $1,122.69
Less Initial Investment                      $1,000.00
                                           -----------
                                               $122.69 / $1,000.00 x 100




Total Return:                                   12.27%

DELAWARE GROUP GLOBAL ASSETS FUND B
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                                 $11.09
Initial Shares                                  90.171

   Fiscal       Beginning         Dividends     Reinvested     Cumulative
    Year         Shares          for Period       Shares         Shares
--------------------------------------------------------------------------
   1994         90.171            $0.120         0.948           91.119
--------------------------------------------------------------------------


 Ending Shares                                  91.119
 Ending NAV                              x      $11.88
                                           -----------
                                             $1,082.49
 Less CDSC                                      $40.00
                                           -----------
 Investment Return                           $1,042.49


 Total Return Performance
 ------------------------
 Investment Return                           $1,042.49
 Less Initial Investment                     $1,000.00
                                           -----------
                                                $42.49 / $1,000.00 x 100



 Total Return:                                   4.25%

DELAWARE GROUP GLOBAL ASSETS FUND B
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                            $1,000.00
Beginning OFFER                                  $11.09
Initial Shares                                   90.171


   Fiscal       Beginning         Dividends     Reinvested     Cumulative
    Year         Shares          for Period       Shares         Shares
--------------------------------------------------------------------------
    1994        90.171             $0.120         0.948            91.119
--------------------------------------------------------------------------

Ending Shares                                    91.119
Ending NAV                                       $11.88
                                            -----------
Investment Return                             $1,082.49


Total Return Performance
------------------------
Investment Return                             $1,082.49
Less Initial Investment                       $1,000.00
                                            -----------
                                                 $82.49 / $1,000.00 x 100



Total Return:                                      8.25%

DELAWARE GROUP GLOBAL ASSETS FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                            $1,000.00
Beginning OFFER                                  $10.32
Initial Shares                                   96.899

   Fiscal       Beginning         Dividends     Reinvested     Cumulative
    Year         Shares          for Period       Shares         Shares
--------------------------------------------------------------------------
    1994         96.899           $0.180          1.572          98.471
--------------------------------------------------------------------------


Ending Shares                                    98.471
Ending NAV                                       $11.88
                                            -----------
                                              $1,169.84
Less CDSC                                        $40.00
                                            -----------
Investment Return                             $1,129.84


Total Return Performance
------------------------
Investment Return                             $1,129.84
Less Initial Investment                       $1,000.00
                                            -----------
                                                $129.84 / $1,000.00 x 100



Total Return:                                    12.98%

DELAWARE GROUP GLOBAL ASSETS FUND B
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                                 $10.32
Initial Shares                                  96.899

   Fiscal       Beginning         Dividends     Reinvested     Cumulative
    Year         Shares          for Period       Shares         Shares
--------------------------------------------------------------------------
    1994        96.899            $0.180         1.572           98.471
--------------------------------------------------------------------------

Ending Shares                                   98.471
Ending NAV                                      $11.88
                                           -----------
Investment Return                            $1,169.84


Total Return Performance
------------------------
Investment Return                            $1,169.84
Less Initial Investment                      $1,000.00
                                           -----------
                                               $169.84 / $1,000.00 x 100




Total Return:                                   16.98%

DELAWARE GROUP GLOBAL ASSETS FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
SIX MONTHS
------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                                 $11.11
Initial Shares                                  90.009


   Fiscal       Beginning         Dividends     Reinvested     Cumulative
    Year         Shares          for Period       Shares         Shares
--------------------------------------------------------------------------
   1995          90.009           $0.160         1.260           91.269
--------------------------------------------------------------------------

Ending Shares                                   91.269
Ending NAV                              x       $11.93
                                           -----------
Investment Return                            $1,088.84


Total Return Performance
------------------------
Investment Return                            $1,088.84
Less Initial Investment                      $1,000.00
                                           -----------
                                                $88.84 / $1,000.00 x 100




Total Return:                                    8.88%

DELAWARE GROUP GLOBAL ASSETS FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
NINE MONTHS
-----------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                                 $10.32
Initial Shares                                  96.899


   Fiscal       Beginning         Dividends     Reinvested     Cumulative
    Year         Shares          for Period       Shares         Shares
--------------------------------------------------------------------------
    1995        96.899             $0.240        2.096           98.995
--------------------------------------------------------------------------

Ending Shares                                   98.995
Ending NAV                              x       $11.93
                                           -----------
Investment Return                            $1,181.01


------------------------
Investment Return                            $1,181.01
Less Initial Investment                      $1,000.00
                                           -----------
                                               $181.01 / $1,000.00 x 100


Total Return:                                   18.10%